Exhibit 10.1



                              SECOND AMENDMENT TO
                               CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of June 29, 2005, is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Borrower"), the Wynn Amendment Parties (as hereinafter defined) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent") on behalf of the Lenders (as hereinafter defined).

                                   RECITALS
                                   --------

         A. The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Administrative Agent, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Societe Generale, as joint documentation agent, and the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders").

         B. In connection with the Credit Agreement, Wynn Las Vegas Capital Corp., a Nevada corporation ("Capital Corp."), Wynn Show Performers, LLC, a Nevada limited liability company ("Show Performers"), Wynn Golf, LLC, a Nevada limited liability company ("Wynn Golf"), Wynn Sunrise, LLC, a Nevada limited liability company ("Wynn Sunrise"), World Travel, LLC, a Nevada limited liability company ("World Travel"), and Las Vegas Jet, LLC, a Nevada limited liability company (together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise and World Travel, the "Wynn Amendment Parties") have executed that certain Guarantee dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the "Guarantee").

         C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Second Amendment, to amend certain provisions of the Credit Agreement in order to extend the Phase II Commitment Sunset Date.

         D. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent on behalf of the Lenders and the Wynn Amendment Parties agree as follows:

         1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Second Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this Second Amendment.

         2. Amendments.

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the date June 30, 2005 from the existing definition of "Phase II Commitment Sunset Date" and replacing it with the following:

                  "December 31, 2005; provided, however that the Borrower may, by written notice delivered to the Arrangers no later than December 15, 2005 request an extension of the Phase II Commitment Sunset Date to March 31, 2006, which extension shall be granted if approved by a Majority of the Arrangers or the Required Lenders.

         3. Disbursement Agreement Amendment. The Administrative Agent is hereby directed to execute that certain Second Amendment to Disbursement Agreement (the "Disbursement Agreement Amendment") substantially in the form attached hereto as Exhibit A on behalf of the Lenders.

         4. Representations and Warranties. To induce the Lenders to agree to this Second Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof:

         (a) the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Second Amendment and the Disbursement Agreement Amendment (collectively, the "Second Amendment Documents") to which each is a party and that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Second Amendment Documents to which each is a party;

         (b) the execution and delivery of Second Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the Second Amendment Documents to which each is a party and that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly authorized by all necessary action on the part of the Borrower and each of the Wynn Amendment Parties;

         (c) the execution and delivery of the Second Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of such Second Amendment Documents to which each is a party do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or any Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person;

         (d) the Second Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly executed and delivered by the Borrower and each of the Wynn Amendment Parties party thereto and the Credit Agreement and the other Loan Documents, as amended by the Second Amendment Documents, are the legal, valid and binding obligations of the Borrower and each of the Wynn Amendment Parties, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

         (e) after giving effect to the Second Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made, no event has occurred and is continuing or will result from the execution and delivery of the Second Amendment Documents that would constitute a Default or an Event of Default;

         (f) since the Closing Date, no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

         (g) each of the representations and warranties made by the Borrower and the Wynn Amendment Parties in or pursuant to the Loan Documents to which each is a party shall be true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

         5. Effectiveness of this Second Amendment. This Second Amendment shall be effective only if and when signed by the Borrower, and the Wynn Amendment Parties and the Administrative Agent on behalf of the Lenders.

         6. Acknowledgments. By executing this Second Amendment each of the Wynn Amendment Parties (a) consents to the Second Amendment Documents, (b) acknowledges that notwithstanding the execution and delivery of the Second Amendment Documents, the obligations of each of the Wynn Amendment Parties under the Guarantee are not impaired or affected and the Guarantee continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee.

         7. Miscellaneous. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Second Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the "Credit Agreement", or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Second Amendment shall be deemed a "Loan Document" as defined in the Credit Agreement. Section 10.12 of the Credit Agreement shall apply to this Second Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written, to be effective as of the Effective Date.

WYNN LAS VEGAS, LLC,                                    WYNN GOLF, LLC,
a Nevada limited liability company                      a Nevada limited liability company

By:   Wynn Resorts Holdings, LLC,                       By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,                     a Nevada limited liability company,
      its sole member                                         its sole member

      By:    Wynn Resorts, Limited,                           By:    Wynn Resorts Holdings, LLC,
             a Nevada corporation,                                   a Nevada limited liability company, its sole
             its sole member                                         member

             By: /s/ John Strzemp                                    By:   Wynn Resorts, Limited, a Nevada corporation,
                ------------------------------                             its sole member
             Name: John Strzemp
             Title: Executive Vice President, CFO and                      By: /s/ John Strzemp
             Treasurer                                                        ------------------------------
                                                                           Name: John Strzemp
                                                                           Title: Executive Vice President,
                                                                           CFO and Treasurer

WYNN SUNRISE, LLC,                                      WORLD TRAVEL, LLC,
a Nevada limited liability company                      a Nevada limited liability company

By:   Wynn Las Vegas, LLC,                              By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,                     a Nevada limited liability company,
      its sole member                                         its sole member

      By:    Wynn Resorts Holdings, LLC,                      By:    Wynn Resorts Holdings, LLC,
             a Nevada limited liability company, its                 a Nevada limited liability company, its sole
             sole member                                             member

             By:   Wynn Resorts, Limited, a Nevada                   By:   Wynn Resorts, Limited, a Nevada corporation,
                   corporation, its sole member                            its sole member

                   By: /s/ John Strzemp                                    By: /s/ John Strzemp
                      ------------------------------                          ------------------------------
                   Name: John Strzemp                                      Name: John Strzemp
                   Title: Executive Vice President,                        Title: Executive Vice President,
                   CFO and Treasurer                                       CFO and Treasurer


LAS VEGAS JET, LLC,                                     WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company                      a Nevada limited liability company

By:   Wynn Las Vegas, LLC,                              By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,                     a Nevada limited liability company,
      its sole member                                         its sole member

      By:  Wynn Resorts Holdings, LLC,                        By:  Wynn Resorts Holdings, LLC,
           a Nevada limited liability company, its                 a Nevada limited liability company, its sole member
           sole member
                                                                   By:   Wynn Resorts, Limited, a Nevada corporation,
           By:   Wynn Resorts, Limited, a Nevada                         its sole member
                 corporation, its sole member
                                                                         By: /s/ John Strzemp
                 By: /s/ John Strzemp                                       ----------------------------
                    ----------------------------                         Name: John Strzemp
                 Name: John Strzemp                                      Title: Executive Vice President,
                 Title: Executive Vice President,                        CFO and Treasurer
                 CFO and Treasurer

WYNN LAS VEGAS CAPITAL CORP.,                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
a Nevada corporation                                    as the Administrative Agent on behalf
                                                        of the Lenders

By: /s/ John Strzemp                                          By: /s/ Kevin F. Sullivan
   ----------------------------                                  ----------------------------------
Name: John Strzemp                                            Name:  Kevin F. Sullivan
Title: Executive Vice President,                                   --------------------------------
CFO and Treasurer
                                                              Title: Managing Director
                                                                    -------------------------------
                                                              By:  /s/ S. P. Lapham
                                                                 ----------------------------------
                                                              Name: Steven P. Lapham
                                                                   --------------------------------
                                                              Title: Managing Director
                                                                    -------------------------------

                                   EXHIBIT A


                               SECOND AMENDMENT


                       TO MASTER DISBURSEMENT AGREEMENT